UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 14, 2005

Lucent Technologies Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11639	22-3408857
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Mountain Avenue, Murray Hill , New Jersey		07974
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	908-582-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Item 1.01 Entry into a Material Definitive Agreement

On October 14, 2005, the Leadership Development and Compensation Committee of the Board of Directors of Lucent Technologies Inc. ("Lucent" or "Company") took the following actions:

Approval of Changes to the Board of Directors Compensation Plan

The Leadership Development and Compensation Committee approved the following changes to the compensation of non-employee directors, effective with the term that begins upon the conclusion of the Company’s 2006 annual meeting of shareowners:

• Increase the annual retainer for each non-employee director to $165,000 from $125,000. The annual retainer has remained generally unchanged since 1998, except that a portion that was previously paid in stock options was changed to a stock award in 2004.

• Increase the additional retainer for the chairman of each of the Corporate Governance and Nominating Committee and the Leadership Development and Compensation Committee to $15,000 from $10,000.

Non-employee directors must elect to receive at least 50% of their aggregate compensation in Lucent common stock. Any amounts not paid in common stock will be paid in cash.

Except as described above, the non-employee directors’ compensation program will remain the same, including:

• A requirement that they keep at least half of their equity compensation in Lucent common stock until retirement or departure from the Board; and

• An ability to defer the equity portion of their compensation.

The increase in non-employee director fees is designed to help the Company attract and retain highly qualified individuals to serve on the Company’s Board and to compensate them for the time commitments and personal risks associated with their Board service. The levels of retainers are based on benchmarking studies prepared on behalf of the Leadership Development and Compensation Committee in respect of director fees paid by other large public companies.

2005 Incentive Compensation Performance Measure and Funding Ranges

The Company is using operating income as the performance measure underlying incentive compensation awards (both annual and long-term) for fiscal 2005 to its executive officers, including those who will be "named executive officers" for purposes of the Company’s proxy statement for the 2006 annual meeting of shareowners. The Leadership Development and Compensation Committee confirmed an overall funding range of 0% to 200%, with the exact funding to be determined based on actual operating income for fiscal 2005.

The Chairman and CEO has a target annual incentive award of 150% of base salary. Other named executive officers have target annual incentive awards that range from 100% to 120% of the named executive officers’ base salary. The specific overall funding percentage that the Leadership Development and Compensation Committee approves is applied to the named executive officer’s target annual incentive award to determine the individual’s funding level. Generally, actual awards are between 50% and 150% of the individual’s funding level. Individual performance may be measured against, among other things, the named executive officer’s objectives, including financial targets, customer satisfaction, employee engagement, operational performance and shareowner value creation. In addition, each named executive officer is assessed on leadership and managerial ability, business knowledge, execution of Lucent’s business plan and overall business strategy, and adherence to Lucent’s values.

The long-term compensation component for named executive officers consists of two elements – stock options and the three-year performance award program. The specific overall funding level set by the Leadership Development and Compensation Committee for annual incentive awards will also be used to determine the awards for the fiscal 2005 portion of the three-year performance award program. Fiscal 2005 is the third year for the 2003-2005 performance cycle, second year for the 2004-2006 performance cycle and first year for the 2005-2007 performance cycle. A named executive officer’s target performance award amount, which is earned over three years, is determined at the beginning of a performance cycle and generally is between 120% and 180% of the sum of the named executive officer’s base salary plus target annual incentive award. One-third of the target three-year performance award amount is allocated to each year of the performance cycle. The total award earned (if any) is generally payable at the end of the specified performance cycle provided the named executive officer continues to be actively employed by the Company or meets certain other eligibility requirements.

The compensation structure for the named executive officers reflects the Company’s philosophy that compensation should be competitive with the companies Lucent competes with for talent and tied to the performance of the Company and the individual, and that incentive compensation should represent a greater proportion of total compensation for those in more senior positions.

Approval of 2006 Incentive Compensation Program and Funding Ranges

The Leadership Development and Compensation Committee approved the use of revenue growth in combination with operating income as the funding measure for compensation awards under the annual and long-term programs for fiscal 2006 to the named executive officers. The level of funding for incentive compensation will first be determined by the level of the Company’s operating income versus objectives, which may result in an overall funding percentage between 0% and 200%. The overall funding percentage will then be adjusted based upon the level of the Company’s revenue growth versus objectives. This overall funding percentage, as adjusted, will be applied to the determination of annual incentive funding and three-year performance awards, as in fiscal 2005.

Consistent with 2005, the target annual incentive award for named executive officers will generally be in the range of 100% to 150% of base salary, and the actual awards will be adjusted based on individual performance. In addition, the target three-year performance award amount for the 2006-2008 performance cycle will be between 120% and 180% of the sum of base salary plus the target annual incentive award.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucent Technologies Inc.

October 20, 2005	By:	/s/ Pamela O. Kimmet

Name: Pamela O. Kimmet
Title: Senior Vice President, Human Resources